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Exhibit 99-3: Business Segment Information for the Fiscal Year Ended June 30, 2005


                  THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                Fiscal Year 2005 -- Business Segment Information
                              (Amounts in Millions)

                         SEGMENT INFORMATION -- REPORTED

                                               Quarter Ended
                                   -------------------------------------   Total
                                    Sept. 30  Dec. 31   Mar. 31  Jun. 30    Year
                                   ---------------------------------------------
P&G BEAUTY
                       Net Sales    4,655     5,022     4,876    4,930    19,483
    Earnings Before Income Taxes    1,008     1,166     1,014      911     4,099
                    Net Earnings      692       814       701      644     2,851

       HEALTH CARE
                       Net Sales    1,844     2,043     2,000    1,899     7,786
    Earnings Before Income Taxes      375       472       373      285     1,505
                    Net Earnings      255       313       252      182     1,002

       BABY CARE AND FAMILY CARE
                       Net Sales    2,850     2,978     3,048    3,014    11,890
    Earnings Before Income Taxes      516       577       532      405     2,030
                    Net Earnings      320       360       339      246     1,265

TOTAL P&G FAMILY HEALTH
                       Net Sales    4,694     5,021     5,048    4,913    19,676
    Earnings Before Income Taxes      891     1,049       905      690     3,535
                    Net Earnings      575       673       591      428     2,267

       FABRIC CARE AND HOME CARE
                       Net Sales    3,810     3,784     3,819    3,849    15,262
    Earnings Before Income Taxes      897       836       761      691     3,185
                    Net Earnings      600       566       508      458     2,132

       SNACKS AND COFFEE
                       Net Sales      740       846       767      787     3,140
    Earnings Before Income Taxes      126       190       166      168       650
                    Net Earnings       83       124       105      105       417

TOTAL P&G HOUSEHOLD CARE
                       Net Sales    4,550     4,630     4,586    4,636    18,402
    Earnings Before Income Taxes    1,023     1,026       927      859     3,835
                    Net Earnings      683       690       613      563     2,549

CORPORATE
                       Net Sales     (155)     (221)     (223)    (221)     (820)
    Earnings Before Income Taxes      (51)     (316)     (320)    (343)  ( 1,030)
                    Net Earnings       51      (138)     (185)    (138)     (410)

TOTAL COMPANY
                       Net Sales   13,744    14,452    14,287   14,258    56,741
    Earnings Before Income Taxes    2,871     2,925     2,526    2,117    10,439
                    Net Earnings    2,001     2,039     1,720    1,497     7,257
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                  THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
                Fiscal Year 2005 -- Business Segment Information
                              (Amounts in Millions)

                 SEGMENT INFORMATION -- REVISED PER SFAS 123(R)

                                               Quarter Ended
                                   -------------------------------------   Total
                                    Sept. 30  Dec. 31   Mar. 31  Jun. 30    Year
                                   ---------------------------------------------
P&G BEAUTY
                       Net Sales    4,655     5,022     4,876    4,930    19,483
    Earnings Before Income Taxes      983     1,139       969      867     3,958
                    Net Earnings      674       794       668      612     2,748

       HEALTH CARE
                       Net Sales    1,844     2,043     2,000    1,899     7,786
    Earnings Before Income Taxes      360       458       347      260     1,425
                    Net Earnings      245       302       233      164       944

       BABY CARE AND FAMILY CARE
                       Net Sales    2,850     2,978     3,048    3,014    11,890
    Earnings Before Income Taxes      501       559       505      378     1,943
                    Net Earnings      309       347       320      225     1,201

TOTAL P&G FAMILY HEALTH
                       Net Sales    4,694     5,021     5,048    4,913    19,676
    Earnings Before Income Taxes      861     1,017       852      638     3,368
                    Net Earnings      554       649       553      389     2,145

       FABRIC CARE AND HOME CARE
                       Net Sales    3,810     3,784     3,819    3,849    15,262
    Earnings Before Income Taxes      877       814       723      654     3,068
                    Net Earnings      585       550       481      431     2,047

       SNACKS AND COFFEE
                       Net Sales      740       846       767      787     3,140
    Earnings Before Income Taxes      120       183       156      158       617
                    Net Earnings       78       120        97       98       393

TOTAL P&G HOUSEHOLD CARE
                       Net Sales    4,550     4,630     4,586    4,636    18,402
    Earnings Before Income Taxes      997       997       879      812     3,685
                    Net Earnings      663       670       578      529     2,440

CORPORATE
                       Net Sales     (155)     (221)     (223)    (221)     (820)
    Earnings Before Income Taxes      (51)     (316)     (320)    (343)   (1,030)
                    Net Earnings       51      (138)     (185)    (138)     (410)

TOTAL COMPANY
                       Net Sales   13,744    14,452    14,287   14,258    56,741
    Earnings Before Income Taxes    2,790     2,837     2,380    1,974     9,981
                    Net Earnings    1,942     1,975     1,614    1,392     6,923
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